UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-06495

                Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                                             Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

R. Eric Chadwick

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                                         Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:        626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  February 28, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund (“PFO”):

The Fund’s year is off to a strong start, benefiting from a rebound in prices of preferred securities in the first fiscal quarter1. Total return2 on net asset value (“NAV”) was 6.8% for the quarter, while total return on market price was 12.2%.

To say investors had a lot to think about in late 2016 would be an understatement, and markets were weaker and more volatile leading up to year-end as a result. A contentious November election was settled in a way that surprised many, and interest rates moved higher in anticipation of infrastructure spending and tax and regulatory reform. The Federal Reserve raised its benchmark fed funds rate in December and projected three additional hikes in 2017 (one of which came in March), as the U.S. economy showed signs of continued gradual improvement. Once the dust settled, however, investors began looking ahead to what all these changes could mean for the economy, corporate profitability, and credit conditions—and outlooks were generally favorable.

Even though interest rates moved higher following the election, rates quickly stabilized at those new levels, and they remain low overall by historical standards—especially if we broaden our view to include global interest rates. Higher rates should generate higher earnings for banks and insurance companies and further strengthen credit quality at these companies, which comprise the bulk of the preferred market. They also have offered the Fund opportunities to reinvest proceeds from redeemed securities at higher yields than we might have expected several quarters ago.

The rebound in prices of preferred securities was broad, but a few sectors led the way for portfolio performance. Fixed-to-float securities continue to be in demand, as investors seek reasonable income with moderate interest-rate duration. During the quarter, securities with 2-5 years to their float date outperformed those with 5-10 years—but nearly all fixed-to-float securities benefited from the market’s evolving view on short-term rates. Not long ago, investors were concerned about short-term rates being stuck near a zero-bound (or even negative), but recent Fed rate hikes (and projections for more) have removed much of that worry. As of February 28, 2017, 61% of the portfolio was in fixed-to-float securities. Preferred securities also benefited from positive inflows at mutual funds and exchange-traded funds that focus on this market.

A detailed policy discussion is outside the scope of this letter, but regulation is one area worth touching upon. Banks and financial companies are heavily regulated (preferred securities are primarily issued to satisfy regulatory capital requirements), so any relief in regulation could further accrete into earnings over time. A trade-off exists as regulation can enhance the safety and soundness of a company and the entire financial system, but we believe near-term regulatory changes likely would enhance earnings without materially impacting overall creditworthiness of the sector. For our broader policy review and related market implications, please see “Discussion Topics” in the 2016 annual report—available on the Fund’s website.

[1]	December 1, 2016—February 28, 2017
[2]	Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

Preferred securities continue to benefit from a global search for yield, strong credit quality, and favorable technical factors. U.S. banks have largely filled their regulatory “buckets” for preferred securities, so going forward supply will be driven primarily by organic growth and refinancing of older securities. Supply from foreign issuers is likely to be more robust due to a longer timetable for transitioning to new capital requirements than U.S. banks, but it should remain manageable. Strong demand from yield buyers and moderate supply should continue to support prices of preferred securities. We believe this combination of fundamental and technical factors will continue to make preferred securities attractive to long-term investors.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

March 31, 2017

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OVERVIEW

February 28, 2017 (Unaudited)

Fund Statistics

Net Asset Value	$11.51

Market Price	$11.78

Premium	2.35%

Yield on Market Price	7.44%

Common Stock Shares Outstanding	12,449,655

Moody’s Ratings*	% of Net Assets†

A	1.7%

BBB	60.0%

BB	25.3%

Not Rated**	8.9%

Below Investment Grade***	24.8%

*	Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.
**	Does not include net other assets and liabilities of 4.1%.
***	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

JPMorgan Chase	4.8%

MetLife	4.3%

PNC Financial Services Group	4.2%

Wells Fargo & Company	4.0%

Morgan Stanley	3.4%

Fifth Third Bancorp	3.2%

Enbridge Energy Partners	3.0%

BNP Paribas	2.9%

XL Group Limited	2.5%

Axis Capital Holdings Ltd	2.3%

% of Net Assets****†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	59%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	43%

****	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 91.0%
	Banking — 47.7%
16,773	Astoria Financial Corp., 6.50%, Series C	$435,134	*
$1,817,000	Australia & New Zealand Banking Group Ltd., 6.75%, 144A****	1,968,153	**(2)
$400,000	Banco Bilbao Vizcaya Argentaria SA, 9.00%, 144A****	423,186	**(2)
	Bank of America Corporation:
$300,000	6.30%, Series DD	327,750	*
$1,340,000	8.00%, Series K	1,388,575	*(1)
$920,000	8.125%, Series M	964,850	*(1)
43,756	Barclays Bank PLC, 7.10%, Series 3	1,093,025	**(2)
	BNP Paribas:
$4,661,000	7.375%, 144A****	4,753,055	**(2)
$1,500,000	7.625%, 144A****	1,587,750	**(2)
	Capital One Financial Corporation:
5,000	6.00%, Series H	126,250	*
7,000	6.20%, Series F	180,320	*
26,333	6.70%, Series D	724,487	*
	Citigroup, Inc.:
81,200	6.875%, Series K	2,337,951	*(1)
74,694	7.125%, Series J	2,195,443	*(1)
$299,000	8.40%, Series E	319,556	*
	CoBank ACB:
15,600	6.125%, Series G, 144A****	1,543,425	*
9,000	6.20%, Series H, 144A****	919,688	*
10,000	6.25%, Series F, 144A****	1,028,438	*(1)
$415,000	6.25%, Series I, 144A****	449,469	*
$4,500,000	Colonial BancGroup, 7.114%, 144A****	6,750	(3)(4)††
236,107	Fifth Third Bancorp, 6.625%, Series I	6,859,499	*(1)
	First Horizon National Corporation:
750	First Tennessee Bank, Adj. Rate, 3.75%(5), 144A****	516,164	*(1)
1	FT Real Estate Securities Company, 9.50% 03/31/31, 144A****	1,298,750
	Goldman Sachs Group:
$195,000	5.70%, Series L	201,094	*
50,000	6.375%, Series K	1,431,000	*(1)
	HSBC PLC:
$800,000	HSBC Capital Funding LP, 10.176%, 144A****	1,210,000	(1)(2)
$937,000	HSBC Holdings PLC, 6.875%	1,006,104	**(2)
66,960	HSBC Holdings PLC, 8.00%, Series 2	1,751,841	**(1)(2)
99,000	Huntington Bancshares, Inc., 6.25%, Series D	2,635,628	*(1)
12,200	ING Groep NV, 7.20%	305,641	**(2)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase & Company:
$300,000	6.00%, Series R	$315,000	*
54,650	6.70%, Series T	1,482,108	*(1)
$4,167,000	6.75%, Series S	4,620,161	*(1)
$3,750,000	7.90%, Series I	3,904,688	*(1)
84,000	KeyCorp, 6.125%, Series E	2,310,000	*
$2,240,000	M&T Bank Corporation, 6.450%, Series E	2,436,000	*(1)
	Morgan Stanley:
30,000	5.85%, Series K	783,375	*
148,000	6.875%, Series F	4,281,640	*(1)
77,200	7.125%, Series E	2,265,241	*(1)
	PNC Financial Services Group, Inc.:
298,606	6.125%, Series P	8,531,920	*(1)
$395,000	6.75%, Series O	442,894	*(1)
$1,775,000	RaboBank Nederland, 11.00%, 144A****	2,085,625	(1)(2)
35,000	Regions Financial Corporation, 6.375%, Series B	981,838	*
$3,800,000	Societe Generale SA, 7.375%, 144A****	3,857,000	**(1)(2)
	Sovereign Bancorp:
2,600	Sovereign REIT, 12.00%, Series A, 144A****	3,240,250
	Standard Chartered PLC:
$1,370,000	7.50%, 144A****	1,413,703	**(2)
$2,500,000	7.75%, 144A****	2,571,250	**(2)
83,700	State Street Corporation, 5.90%, Series D	2,309,492	*(1)
10,000	Texas Capital Bancshares Inc., 6.50%, Series A	258,025	*
35,000	US Bancorp, 6.50%, Series F	1,026,988	*(1)
59,300	Webster Financial Corporation, 6.40%, Series E	1,512,891	*(1)
	Wells Fargo & Company:
56,200	5.85%, Series Q	1,513,045	*(1)
$2,075,000	5.875%, Series U	2,243,594	*(1)
34,400	6.625%, Series R	1,012,048	*(1)
$1,139,000	7.98%, Series K	1,200,221	*
104,500	8.00%, Series J	2,747,566	*(1)
	Zions Bancorporation:
$1,000,000	7.20%, Series J	1,091,250	*
85,200	7.90%, Series F	2,170,896	*(1)

		102,597,685

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 0.2%
$410,000	AerCap Global Aviation Trust, 6.50% 06/15/45, 144A****	$433,063	(2)

		433,063

	Insurance — 21.8%
73,000	Allstate Corp., 6.625%, Series E	1,969,723	*(1)
$275,000	Aon Corporation, 8.205% 01/01/27	354,063	(1)
	Arch Capital Group, Ltd.:
11,000	5.25%, Series E	247,748	**(2)
105,000	6.75%, Series C	2,677,763	**(1)(2)
$1,453,000	AXA SA, 6.379%, 144A****	1,584,671	**(1)(2)
	Axis Capital Holdings Ltd.:
19,750	5.50%, Series E	459,780	**(2)
172,618	6.875%, Series C	4,395,286	**(1)(2)
	Chubb Ltd.:
$1,200,000	Ace Capital Trust II, 9.70% 04/01/30	1,791,000	(1)(2)
120,000	Delphi Financial Group, 7.376% 05/15/37	2,793,756	(1)
39,500	Endurance Specialty Holdings, 6.35%, Series C	1,021,865	**(1)(2)
$2,305,000	Everest Re Holdings, 6.60% 05/15/37	2,129,244	(1)
10,000	Hartford Financial Services Group, Inc., 7.875% 04/15/42	306,125
$1,559,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	1,804,543	(1)
	MetLife:
$3,350,000	MetLife, Inc., 9.25% 04/08/38, 144A****	4,656,500	(1)
$2,704,000	MetLife, Inc., 10.75% 08/01/39	4,211,471	(1)
$350,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	434,875	(1)
	PartnerRe Ltd.:
23,350	5.875%, Series I	587,486	**(1)(2)
5,300	6.50%, Series G	138,118	**(2)
78,200	7.25%, Series H	2,214,820	**(1)(2)
$241,000	Prudential Financial, Inc., 5.625% 06/15/43	259,810
$3,634,000	QBE Insurance Group Ltd., 7.50% 11/24/43, 144A****	4,079,165	(1)(2)
	Unum Group:
$2,750,000	Provident Financing Trust I, 7.405% 03/15/38	3,018,125	(1)
24,000	W.R. Berkley Corporation, 5.75% 06/01/56	593,580
	XL Group PLC:
$1,400,000	Catlin Insurance Company Ltd., 4.00%(5), 144A****	1,267,000	(1)(2)
$4,750,000	XL Capital Ltd., 6.50%, Series E	4,013,750	(1)(2)

		47,010,267

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 12.0%
	Commonwealth Edison:
$2,350,000	COMED Financing III, 6.35% 03/15/33	$2,500,360	(1)
136,000	Dominion Resources, Inc., 5.25% 07/30/76, Series A	3,185,460	(1)
	DTE Energy Company:
7,000	5.375% 06/01/76, Series B	169,068
13,000	6.00% 12/15/76, Series F	332,573
$2,030,000	Emera, Inc., 6.75% 06/15/76, Series 2016A	2,233,000	(1)(2)
16,937	Georgia Power Company, 6.50%, Series 2007A	1,740,807	*(1)
15,035	Gulf Power Company, 6.00%, Series 1	1,550,624	*(1)
24,000	Indianapolis Power & Light Company, 5.65%	2,445,751	*(1)
77,100	Integrys Energy Group, Inc., 6.00% 08/01/73	2,031,778	(1)
	Nextera Energy:
$1,600,000	FPL Group Capital, Inc., 6.65% 06/15/67, Series C	1,420,800	(1)
$750,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	758,250	(1)
	PECO Energy:
$1,500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	1,693,937	(1)
	PPL Corp:
35,000	PPL Capital Funding, Inc., 5.90% 04/30/73, Series B	888,038	(1)
$1,250,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	1,190,625	(1)
$3,350,000	Puget Sound Energy, Inc., 6.974% 06/01/67, Series A	3,073,625
20,000	SCE Trust V, 5.45%, Series K	547,850	*

		25,762,546

	Energy — 5.0%
$1,030,000	Enbridge, Inc., 6.00% 01/15/77	1,048,025	(2)
$6,595,000	Enbridge Energy Partners LP, 8.05% 10/01/37	6,463,100	(1)
$400,000	Enterprise Products Operating L.P., 4.742%(5) 08/01/66	397,500
14,920	Kinder Morgan, Inc., 9.75%, Series A	725,410	*
	Transcanada Pipelines, Ltd.:
$1,000,000	5.30% 03/15/77	1,011,875	(2)
$1,000,000	5.875% 08/15/76, Series 2016A	1,077,500	(1)(2)

		10,723,410

	Real Estate Investment Trust (REIT) — 0.6%
	National Retail Properties, Inc.:
2,500	5.20%, Series F	56,850
37,500	5.70%, Series E	932,340	(1)

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
	PS Business Parks, Inc.:
9,022	5.20%, Series W	$207,686
8,243	5.70%, Series V	204,447

		1,401,323

	Miscellaneous Industries — 3.7%
	BHP Billiton Limited:
$400,000	BHP Billiton Finance U.S.A., Ltd., 6.75% 10/19/75, 144A****	458,200	(2)
$802,000	General Electric Company, 5.00%, Series D	846,110	*(1)
$3,630,000	Land O’ Lakes, Inc., 8.00%, Series A, 144A****	3,920,400	*(1)
30,400	Ocean Spray Cranberries, Inc., 6.25%, 144A****	2,640,052	*

		7,864,762

	Total Preferred Securities (Cost $187,925,547)	195,793,056

Corporate Debt Securities — 4.9%
	Banking — 2.5%
$1,970,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	2,466,718	(1)
90,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,337,192	(1)
18,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	527,445

		5,331,355

	Financial Services — 0.2%
17,682	Affiliated Managers Group, Inc., 6.375% 08/15/42	457,654

		457,654

	Insurance — 1.1%
$1,850,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,384,582	(1)

		2,384,582

	Energy — 0.5%
$904,000	Energy Transfer Partners LP, 8.25% 11/15/29	1,187,496	(1)

		1,187,496

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Communication — 0.5%
	Qwest Corporation:
40,648	6.50% 09/01/56	$995,571
400	6.875% 10/01/54	10,281

		1,005,852

	Miscellaneous Industries — 0.1%
10,000	eBay, Inc., 6.00% 02/01/56	258,025

		258,025

	Total Corporate Debt Securities (Cost $8,940,075)	10,624,964

Common Stock — 0.9%
	Energy — 0.9%
87,504	Kinder Morgan, Inc.	1,864,710	*

		1,864,710

	Insurance — 0.0%
17,907	WMI Holdings Corporation, 144A****	24,174	*†

		24,174

	Total Common Stock (Cost $2,409,064)	1,888,884

Money Market Fund — 2.8%
	BlackRock Liquidity Funds:
5,999,506	T-Fund, Institutional Class	5,999,506

	Total Money Market Fund (Cost $5,999,506)	5,999,506

Total Investments (Cost $205,274,192***)	99.6%		214,306,410

Other Assets And Liabilities (Net)	0.4%		963,982

Total Managed Assets	100.0%	‡	$215,270,392

Loan Principal Balance			(72,000,000)

Total Net Assets Available To Common Stock			$143,270,392

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2017 (Unaudited)

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2017, these securities amounted to $52,559,881 or 24.4% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $139,240,070 at February 28, 2017.
(2)	Foreign Issuer.
(3)	Illiquid security (designation is unaudited).
(4)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 28, 2017.
(5)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2016 through February 28, 2017 (Unaudited)

Value
OPERATIONS:
Net investment income	$2,437,386
Net realized gain/(loss) on investments sold during the period	542,230
Change in net unrealized appreciation/(depreciation) of investments	6,262,587

Net increase in net assets resulting from operations	9,242,203

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(2,936,112)

Total Distributions to Common Stock Shareholders	(2,936,112)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	182,764

Net increase in net assets available to Common Stock resulting from Fund share transactions	182,764

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$6,488,855

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$136,781,537
Net increase in net assets during the period	6,488,855

End of period	$143,270,392

(1)

These tables summarize the three months ended February 28, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2016.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2016 through February 28, 2017 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.00

INVESTMENT OPERATIONS:
Net investment income	0.20
Net realized and unrealized gain/(loss) on investments	0.55

Total from investment operations	0.75

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.24)

Total distributions to Common Stock Shareholders	(0.24)

Net asset value, end of period	$11.51

Market value, end of period	$11.78

Common Stock shares outstanding, end of period	12,449,655

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.09	%*
Operating expenses including interest expense	2.43	%*
Operating expenses excluding interest expense	1.47	%*

SUPPLEMENTAL DATA: ††
Portfolio turnover rate	8	%**
Total managed assets, end of period (in 000’s)	$215,270
Ratio of operating expenses including interest expense to total managed assets	1.61	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.97	%*

(1)

These tables summarize the three months ended February 28, 2017 and should be read in conjunction with the Fund’s audited financial statements, including notes to financial statements, in its Annual Report dated November 30, 2016.

*	Annualized.
**	Not annualized.
†	The net investment income ratio reflects income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2016	$0.0900	$11.04	$11.12	$11.04
January 31, 2017	0.0730	11.30	11.78	11.30
February 28, 2017	0.0730	11.51	11.78	11.51

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 28, 2017, the aggregate cost of securities for federal income tax purposes was $210,445,430, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,580,522 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,719,542.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

A summary of the inputs used to value the Fund’s investments as of February 28, 2017 is as follows:

	Total Value at February 28, 2017	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$102,597,685	$86,496,981	$16,093,954	$6,750
Financial Services	433,063	—	433,063	—
Insurance	47,010,267	28,188,700	18,821,567	—
Utilities	25,762,546	12,757,442	13,005,104	—
Energy	10,723,410	4,260,310	6,463,100	—
Real Estate Investment Trust (REIT)	1,401,323	1,401,323	—	—
Miscellaneous Industries	7,864,762	1,304,310	6,560,452	—
Corporate Debt Securities
Banking	5,331,355	2,864,637	2,466,718	—
Financial Services	457,654	457,654	—	—
Insurance	2,384,582	—	2,384,582	—
Energy	1,187,496	—	1,187,496	—
Communication	1,005,852	1,005,852	—	—
Miscellaneous Industries	258,025	258,025	—	—
Common Stock
Energy	1,864,710	1,864,710	—	—
Insurance	24,174	24,174	—	—
Money Market Fund	5,999,506	5,999,506	—	—

Total Investments	$214,306,410	$146,883,624	$67,416,036	$6,750

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board of Directors and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking
Balance as of 11/30/16	$6,750	$6,750
Accrued discounts/premiums	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Purchases	—	—
Sales	—	—
Transfer in	—	—
Transfer out	—	—
Balance as of 02/28/17	$6,750	$6,750

For the three months ended February 28, 2017, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $0.

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/28/17	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
(Banking)	$6,750	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.15%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Directors

R. Eric Chadwick, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Officers

R. Eric Chadwick, CFA

Chief Executive Officer and

President

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Chief Financial Officer,

Vice President and Treasurer

Roger W. Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 28, 2017

www.preferredincome.com

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President
(principal executive officer)

Date April 28, 2017

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date April 28, 2017

* Print the name and title of each signing officer under his or her signature.